CONDENSED FINANCIAL INFORMATION (Condensed Balance Sheets) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013 First Citizens Bancshares, Inc. [Member]	Dec. 31, 2012 First Citizens Bancshares, Inc. [Member]	Dec. 31, 2011 First Citizens Bancshares, Inc. [Member]
Assets
Cash				$ 702	$ 561	$ 378
Investment in subsidiaries				120,134	121,921
Other assets	6,874	7,143	6,047	103	86
TOTAL ASSETS	1,199,609	1,174,472	1,178,325	120,939	122,568
Liabilities
Long term debt				10,310	10,310
Accrued expenses				78	172
Total liabilities	1,077,604	1,061,866	1,064,185	10,388	10,482
Shareholders' equity	119,950	110,551	112,085	110,551	112,086
TOTAL LIABILITIES AND EQUITY	$ 1,199,609	$ 1,174,472	$ 1,178,325	$ 120,939	$ 122,568